--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS                                             January 31, 1996
--------------------------------------------------------------------------------

--------------------------   It is a pleasure to submit to you MassMutual
                             Corporate Investors' Annual Report covering the year ended December 31, 1995. This has been a particularly rewarding year for investors after weathering the difficult markets of 1994. The
                             Trust's results this year included increased net investment income; a net asset value at a record level; the realization of significant capital gains; sixteen new private placement investments;
                             and the declaration of a special $.92 per share dividend in addition to our regular four quarterly dividends of $.70 per share.

                             Portfolio Activity

                             During the fourth quarter, net investment income
                             slid modestly to $.67 per share from $.68 per share
                             during the third quarter. As we mentioned in our
                             last quarterly report, two of our private placement
                             issuers, CompuCom Systems, and Exide Electronics,
                             forced conversion of our notes into stock. Since
                             this occurred in the fourth quarter, our earnings
                             were reduced. However, we were very active in the
                             private placement market during the quarter as we
                             closed six new investments totalling approximately
                             $13.4 million. The six new investments are Consumer
                             Product Enterprises, Inc., Maloney Industries,
                             Inc., Pharmaceutical Buyers, Inc., Sequentia, Inc.,
                             Unidata, Inc., and an add-on investment in Latin
--------------------------   Communications Group. (A brief description of these
PRESIDENT STUART H. REESE    companies is provided in the Schedule of
                             Investments.) The fixed income components of these investments have an average coupon of over 11.5%
and offer the potential of capital gains via their equity features. For the year, our sixteen new investments helped bring the Trust's net investment income up to $2.63 per share from $2.33 per share in 1994.

We were also very active in the 144A market during the year, where we purchased twenty-one issues at a cost of over $17.7 million. The 144A issues are restricted in the sense that they can only be resold to qualified institutional buyers. However, due to the number of qualified buyers participating in the market, most essentially trade like public securities. Many of the 144A securities we purchased this year were either sold at a gain, or have since converted to public securities through registration and face no trading restrictions. The remainder are listed in our Corporate Restricted Securities section of the Schedule of Investments.

The Board of Trustees has approved a modification to the Trust's non-fundamental investment policies. The Trust will now be able to purchase 144A investments and syndicated bank loans without a concurrent investment by the Adviser, MassMutual. Any such investment, however, must be readily marketable.

Equity Orientation

Medium- to long-term corporate debt obligations which provide the Trust with current income and enable us to pay dividends and expenses, are the core of Corporate Investors' portfolio. Oftentimes our investments provide the Trust with the opportunity to participate in any future prosperity of a company by means of an equity participation feature. Our equity participation is normally obtained through conversion features, warrants to purchase common stock or the direct purchase of the issuer's common stock. As of January 15, 1996, there were twelve private placement portfolio companies, whose stock are publicly traded, in which the combined stock market value exceeded the Trust's cost by approximately $16.7 million. At December 31, 1995, equity related issues accounted for approximately 42% of the portfolio.


                                Pie chart here.

Capital Gains

For the year, we were very successful in generating capital gains. Even after some year-end tax-motivated selling, the Trust realized over $10.3 million in net gains. The following table lists some of the larger capital gains realized from partial or complete dispositions of investments from our private portfolio. Capital gains in CompuCom Systems, Inc., Nu Horizons Electronics Corp., and Sanitary Dash Manufacturing Co., Inc. were all realized in the fourth quarter.

          ISSUER                                     GAIN ($000S)
          ------                                     ------------
           CP Clare Corporation                         1,490
           CompuCom Systems, Inc.                         995
           Golden State Vintners                          376
           Monro Muffler Brake, Inc.                      902
           Nu Horizons Electronics Corp.                  502
           Olsten Corporation                             365
           Sanitary Dash Manufacturing Co., Inc.        1,589
           Unistrut Corporation                         1,374

Of the total net gains realized during the year, roughly $3.3 million were from our public portfolio. While Corporate Investors only invests in the public markets with capital not immediately required for private placement commitments, we continue to be successful in finding relative values and generating additional income and gains for the Trust.

Performance

From a performance perspective, investors in the Trust did very well. With our net asset value per share setting record-high levels during the year, we ended 1995 at $39.60, after dividends and taxes, as compared to $32.94 per share at the end of 1994. The Trust's total return performance for the year ended December 31, 1995 based on stock market price and reinvestment of dividends was 29.2%, while based on earnings and change in net asset value was 33.8%. In comparison, the Lehman Brothers Government/Corporate Bond Index was up 19.2% and the Standard & Poor's Industrial Stock Index was up 34.6% for the same period. The following chart shows the performance of Corporate Investors over the last twenty years based on earnings and change in net asset value compared to recognized benchmarks.

                            Performance chart here

On The Economic Front

The past year saw the continuation of a very good economic environment for investors in both stocks and bonds. The U.S. economic growth rate as measured by Gross Domestic Product continued to slow throughout the year from its heated level of 4.1% in 1994 to roughly 2.5% in 1995. The Federal Reserve Board, which had been raising rates during 1994 in an attempt to slow growth somewhat, was able to change course and move rates lower. Because the economy is cyclical, the Fed wanted growth to slow to a more moderate, sustainable level - a "soft landing" from 1994's rapid pace - to prolong the positive part of the current economic cycle.

While the Federal Reserve Board actually increased rates as late as February 1995, the bond market had begun to rally as early as November 1994 on the belief that growth would slow enough to indicate a change in monetary policy. The market was correct. The Fed's February rate increase of 1/2 point was followed during the year by two cuts of 1/4 point each in July and December. Yields on U.S. securities fell significantly during this period, which drove dramatic price appreciation for Treasuries. The prices in most other bond sectors followed suit, with 1995 resulting in one of the strongest bull markets for bonds in history.

Backed by low interest rates and a strong bond market, stocks reached all-time highs in 1995. The Dow Jones Industrial Average made new highs almost daily, hitting a peak of 5216 and closing the year at 5117. In addition to support from the bond market, stocks reacted to continued positive earnings reports, merger and consolidation activity, an improving export picture and increasing productivity and efficiency throughout corporate America.

Even in the face of a slower economy, sales and earnings remained strong through the end of 1995. The U.S. had its biggest productivity gain on record in 1995 and exports grew, aided in the early part of the year by a weak dollar, which in turn created improvements in trade. Going into 1996, we expect to see exports remain strong, as U.S. businesses recognize that future growth will come in part from operating in a global market. This opinion is supported by the heavy outlays we have seen for business equipment, which should further enhance competitiveness, productivity and export activity for the coming year.

We expect this environment will lead to a satisfactory flow of investment opportunities for the Trust. Thank you for your continued support and interest in Corporate Investors.
                                                   Sincerely,




                                                   Stuart H. Reese
                                                   President

Tax Information

Net investment income and short-term gain dividends received by shareholders must be reported for federal income tax purposes as ordinary income. Dividend payments made in May, August, November 1995, and January 1996 are taxable in the 1995 tax year. The Trust distributed $2.6266 per share of net investment income and $1.0934 per share of short-term gains for the year 1995. In total, $3.72 represents income for tax purposes.

In years when net long-term capital gains are realized, the Board of Trustees either votes to retain the gains for reinvestment, or to distribute them to shareholders. For 1995, the Trustees voted to retain the gains for future growth. These gains, even though not distributed to shareholders, are taxable. In January 1996, the Trust distributed IRS Form 2439 to shareholders of record as of December 29, 1995. Your proportionate share of the retained capital gains is reported on Line 1 of the form ($1.332266 per share) and must be reported on Schedule D of your income tax return as long-term capital gains. Since the Trust paid the required federal income tax on the retained capital gains, you are entitled to a tax credit. Your share of the tax paid by the Trust is shown on Line 2 of IRS Form 2439 ($.466293 per share) and should be reflected on your tax return as a tax credit (which will reduce your Federal income tax liability and might result in a tax refund). Those shareholders whose accounts are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) can claim a refund by filing Form 990-T. In addition, all shareholders are entitled to increase, for federal income tax purposes, the cost basis of their shares by the excess of Line 1 over Line 2. This amounts to $.865973 per share.

The extent to which the following dividend payments qualify (as provided in the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below. Also shown is the amount of interest earned on U.S. Government obligations.


           ANNUAL        QUALIFIED FOR DIVIDEND           INTEREST EARNED ON
          DIVIDEND        RECEIVED DEDUCTION          U.S. GOVERNMENT OBLIGATIONS
                          ------------------          ---------------------------
           AMOUNT     PERCENT    AMOUNT PER SHARE       PERCENT    AMOUNT PER SHARE
           ------     -------    ----------------       -------    ----------------
            $3.72     3.4190%        $0.1272            0.0000%        $0.0000

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES          MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1995 and 1994

                                                          1995               1994
                                                      ------------       ------------
Assets:
Investments (Notes 2A, 2B and 6)
  (See Schedule of Investments)
Corporate restricted securities at fair value
  (Cost 1995 - $107,891,090; 1994 - $89,153,223)      $122,100,451       $ 86,801,228
Corporate public securities at market value
  (Cost 1995 - $64,555,717; 1994 - $69,992,800)         69,912,193         67,277,131
Short-term securities at cost plus earned
 discount which approximates market value                3,173,413          4,791,740
                                                      ------------       ------------
                                                       195,186,057        158,870,099
Cash                                                     2,525,299             12,341
Interest and dividends receivable, net                   3,762,567          2,991,579
Receivable for investments sold                          1,190,486          2,120,646
                                                      ------------       ------------
  TOTAL ASSETS                                        $202,664,409       $163,994,665
                                                      ============       ============

Liabilities:
Dividend payable                                      $  6,895,893       $  2,979,707
Payable for investments purchased                        4,315,505                 --
Management fee payable (Note 3)                            632,111            525,874
Note payable (Notes 4 and 5)                            20,000,000         20,000,000
Interest payable (Notes 4 and 5)                           136,211            136,211
Accrued expenses                                           136,763            119,720
Accrued taxes (Note 2D)                                  1,984,882                 --
                                                      ------------       ------------
TOTAL LIABILITIES                                       34,101,365         23,761,512
                                                      ------------       ------------
Net Assets:
Common shares, par value $1.00 per share;
  an unlimited number authorized                         4,256,724          4,256,724
Additional paid-in capital                              98,590,717         98,590,717
Retained net realized gain on investments, prior
 years                                                  42,226,727         42,226,727
Undistributed net investment income (Note 2D)              223,553            205,398
Undistributed net realized gain on investments           3,699,486             21,251
Net unrealized appreciation (depreciation) of
 investments (Notes 2A and 6)                           19,565,837         (5,067,664)
                                                      ------------       ------------
TOTAL NET ASSETS                                       168,563,044        140,233,153
                                                      ------------       ------------
TOTAL LIABILITIES AND NET ASSETS                      $202,664,409       $163,994,665
                                                      ============       ============
COMMON SHARES ISSUED AND OUTSTANDING                     4,256,724          4,256,724
                                                      ============       ============
NET ASSET VALUE PER SHARE                             $      39.60       $      32.94
                                                      ============       ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1995 and 1994

                                                         1995             1994
                                                     ------------      ------------
Investment Income (Note 2B):
Interest                                             $ 14,506,509      $ 13,122,144
Dividends                                                 541,626           454,152
                                                     ------------      ------------
  TOTAL INCOME                                         15,048,135        13,576,296
                                                     ------------      ------------
Expenses:
Management fee (Note 3)                                 2,434,580         2,189,815
Trustees' fees and expenses                                95,152            94,304
Transfer Agent/Registrar's expenses                       105,494            91,661
Custodian's fees                                           19,764            30,745
Interest (Notes 4 and 5)                                1,066,000         1,066,000
Reports to shareholders                                    34,080            54,169
Audit and legal                                            63,016            59,362
Other                                                      52,398            62,684
                                                     ------------      ------------
  TOTAL EXPENSES                                        3,870,484         3,648,740
                                                     ------------      ------------
NET INVESTMENT INCOME                                  11,177,651         9,927,556
                                                     ------------      ------------
Net realized and unrealized gain (loss) on
 investments (Notes 2A and 2B):
Realized gain on investments                           10,338,634         2,081,294
Provision for federal income tax (Note 2D)             (1,984,882)               --
                                                     ------------      ------------
Net realized gain on investments                        8,353,752         2,081,294
Net change in unrealized
 appreciation/depreciation of investments              24,633,501        (8,562,027)
                                                     ------------      ------------
NET GAIN (LOSS) ON INVESTMENTS                         32,987,253        (6,480,733)
                                                     ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $44,164,904       $ 3,446,823
                                                     ============      ============

                       See Notes to Financial Satements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS                      MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1995 and 1994

                                                               1995              1994
                                                          -------------     ------------
Net increase (decrease) in cash:
Cash flows from operating activities:
Interest and dividends received                           $  13,505,631     $ 12,270,176
Interest expense paid                                        (1,066,000)      (1,092,650)
Operating expenses paid                                      (2,681,205)      (2,572,620)
                                                          -------------     ------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                   9,758,426        8,604,906
                                                          -------------     ------------
Cash flows from investing activities:
Change in short-term portfolio securities, net                1,820,308           98,054
Purchase of portfolio securities                           (113,804,230)     (75,599,707)
Proceeds from disposition of portfolio securities           116,657,281       78,811,758
                                                          -------------     ------------
  NET CASH PROVIDED BY INVESTING ACTIVITIES                   4,673,359        3,310,105
                                                          -------------     ------------
  NET CASH PROVIDED BY OPERATING AND INVESTING
   ACTIVITIES                                                14,431,785       11,915,011
                                                          -------------     ------------

Cash flows from financing activities:
Cash dividends paid from net investment income              (10,454,506)     (10,134,746)
Cash dividends paid from net realized gain on
 investments                                                 (1,464,321)      (1,784,081)
                                                          -------------     ------------
  NET CASH USED FOR FINANCING ACTIVITIES                    (11,918,827)     (11,918,827)
                                                          -------------     ------------

NET INCREASE (DECREASE) IN CASH                               2,512,958           (3,816)
Cash - beginning of year                                         12,341           16,157
                                                          -------------     ------------
CASH - END OF YEAR                                        $   2,525,299     $     12,341
                                                          =============     ============
Reconciliation of net increase (decrease) in net
 assets to net cash from
 operating and investing activities:

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                               $  44,164,904     $  3,446,823
                                                          -------------     ------------
  (Increase) decrease in investments                        (36,315,958)       8,956,070
  Increase in interest and dividends receivable,
   net                                                         (770,988)        (623,922)
  Decrease in receivable for investments sold                   930,160          619,505
  Decrease in other assets                                           --           22,499
  Increase (decrease) in payable for investments
   purchased                                                  4,315,505         (466,934)
  Increase (decrease) in management fee payable                 106,237          (31,770)
  Decrease in interest payable                                       --          (26,650)
  Increase in accrued expenses                                   17,043           19,390
  Increase in accrued taxes                                   1,984,882               --
                                                          -------------     ------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS         (29,733,119)       8,468,188
                                                          -------------     ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING
     ACTIVITIES                                           $  14,431,785     $ 11,915,011
                                                          =============     ============

                       See Notes to Financial Satements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS           MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1995 and 1994

                                                         1995               1994
                                                     ------------      ------------
Increase (decrease) in net assets:
Operations:
 Net investment income                               $ 11,177,651      $  9,927,556
 Net realized gain on investments                       8,353,752         2,081,294
 Net change in unrealized
  appreciation/depreciation of investments             24,633,501        (8,562,027)
                                                     ------------      ------------
Net increase in net assets resulting from
 operations                                            44,164,904         3,446,823
Dividends to shareholders from:
 Net investment income (1995 - $2.63 per share;
  1994 - $2.32 per share)                             (11,180,747)       (9,858,565)
 Net realized gains on investments (1995 - $1.09
  per share; 1994 - $.48 per share)                    (4,654,266)       (2,060,263)
                                                     ------------      ------------
    TOTAL INCREASE (DECREASE)                          28,329,891        (8,472,005)

NET ASSETS, BEGINNING OF YEAR                         140,233,153       148,705,158
                                                     ------------      ------------
NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED
 NET INVESTMENT INCOME IN 1995 - $223,553;
 1994 - $205,398)                                    $168,563,044      $140,233,153
                                                     ============      ============

                       See Notes to Financial Satements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                         MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
Selected data for each common share outstanding for the periods ended:

                                                                                                               For the   For the
                                                                                                              six months   year
                                                 For the years ended December 31,                               ended     ended
                             -------------------------------------------------------------------------------
                             1995     1994     1993     1992     1991     1990      1989      1988      1987   12/31/86   6/30/86
                             ----     ----     ----     ----     ----     ----      ----      ----      ----   --------   -------
Net asset value:
 Beginning of
 period                   $ 32.94  $ 34.93  $ 30.76  $ 28.74  $ 26.73  $ 29.47   $ 30.29   $ 31.16   $ 34.77   $ 34.42   $ 28.29
                          -------  -------  -------  -------  -------  -------   -------   -------   -------   -------   -------
Net investment
 income                      2.63     2.33     2.16     2.23     2.79     2.69      2.77      3.09      3.00      1.43      3.01
Net realized and
 unrealized gain
 (loss) on investments       7.75    (1.52)    4.81     2.59     2.02    (2.63)     (.29)     (.14)    (2.01)      .86      6.16
                          -------  -------  -------  -------  -------  -------   -------   -------   -------   -------   -------
Total from investment
 operations                 10.38      .81     6.97     4.82     4.81      .06      2.48      2.95       .99      2.29      9.17
                          -------  -------  -------  -------  -------  -------   -------   -------   -------   -------   -------
Dividends from net
 investment income to
 common shareholders        (2.63)   (2.32)   (2.16)   (2.24)   (2.80)   (2.64)    (2.77)    (3.11)    (4.31)    (1.43)    (2.92)
Distributions from
 net realized gain on
 investments to
 common shareholders        (1.09)    (.48)    (.64)    (.56)      --     (.16)     (.53)     (.71)     (.29)     (.51)     (.12)
                          -------  -------  -------  -------  -------  -------   -------   -------   -------   -------   -------
Total distributions         (3.72)   (2.80)   (2.80)   (2.80)   (2.80)   (2.80)    (3.30)    (3.82)    (4.60)    (1.94)    (3.04)
                          -------  -------  -------  -------  -------  -------   -------   -------   -------   -------   -------
Net asset value:
 End of period            $ 39.60  $ 32.94  $ 34.93  $ 30.76  $ 28.74  $ 26.73   $ 29.47   $ 30.29   $ 31.16   $ 34.77   $ 34.42
                          =======  =======  =======  =======  =======  =======   =======   =======   =======   =======   =======
Per Share Market Value:
 End of period            $ 35.75  $ 31.13  $ 29.75  $ 26.13  $ 28.00  $ 21.25   $ 25.13   $ 33.00   $ 38.50   $ 41.75   $ 37.38
                          =======  =======  =======  =======  =======  =======   =======   =======   =======   =======   =======
Total investment return:
 Market value               29.19%   14.03%   24.84%    3.18%   45.83%   (4.15)%  (14.54)%   (2.92)%    4.76%    27.07%*   43.18%
 Net asset value            33.76%    2.36%   23.41%   17.36%   18.27%     .42%     8.93%    10.20%     4.44%    12.00%*   36.49%
Net assets (in millions):
 End of period             $168.6   $140.2   $148.7   $131.0   $122.3  $ 113.8   $ 125.4   $ 127.8   $ 129.5   $ 142.5   $ 139.9
Ratio of expenses to
 average net assets          2.45%    2.48%    2.93%    2.69%    2.77%    2.90%     2.70%     2.43%     1.95%   1.05%*      2.44%
Ratio of net investment
 income to average net
 assets                      7.09%    6.75%    6.61%    7.44%    9.70%    9.33%     8.90%     9.87%     8.77%   4.32%*      9.89%
Portfolio turnover ratio    66.90%   46.68%   76.01%   60.59%   45.96%   23.74%    20.00%    28.18%    39.95%  31.26%*     62.45%

*Percentages represent results for the period and are not annualized.

                       See Notes to Financial Satements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                      MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
December 31, 1995

                                                       Shares, Units,
                                                        Warrants or                   Fair Value                    Fair Value
                                                         Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities - 72.44%: (A)              Amount         Date           Date        (Note 2B)      (Note 2A)
                                                       --------------  -----------  --------------  ------------   ------------
American Exploration Company - A.S.E.
An independent oil and gas company engaged
principally in the acquisition, development and
management of oil and gas properties.
   11% Senior Subordinated Note due 2001               $    3,000,000     12/27/91  $    2,964,600  $  2,961,288   $  2,912,400
   Warrant, exercisable until 2001, to purchase
   81,026 shares of common stock at $22.37
   per share (B)                                          81,026 shs.     12/27/91          49,714        38,712         81,026
                                                                                    --------------  ------------   ------------
                                                                                         3,014,314     3,000,000      2,993,426
                                                                                    --------------  ------------   ------------
Ammirati & Puris, Inc.
An advertising agency that specializes in
representing a limited number of large and
high quality clients.
   14% Senior Secured Note due 1998                    $    1,750,000     11/23/93       1,714,300     1,750,000      1,968,225
                                                                                    --------------  ------------   ------------
Associated Natural Gas Corporation - N.Y.S.E.
A natural gas marketing company which
purchases and resells natural gas to utilities and
industrial users.
   9% Convertible Subordinated Note due
   2004, convertible into 135,563 shares of
   Panhandle Eastern common stock at $22.13
   per share                                           $    3,000,000     12/30/92       2,934,000     3,000,000      3,325,350
                                                                                    --------------  ------------   ------------
BP Prudhoe Bay Royalty Trust - N.Y.S.E.
A trust which shares in the production of
petroleum from the Alaskan North Slope.
   26,180 Units of Beneficial Interest                    26,180 uts.      2/28/89         654,500       428,217        382,883
                                                                                    --------------  ------------   ------------
Cains Foods, L.P.
A producer of mayonnaise, sauce and pickle
products for both the retail and food service
markets.
   10% Senior Secured Term Note due 2004               $    1,513,512      9/29/95       1,513,512     1,513,512      1,540,453
   11.5% Senior Subordinated Note due 2004             $      945,945      9/29/95         895,706       896,697        975,932
   Senior Secured Revolving Floating Rate
   Term Note due 2000                                  $      151,351      11/6/95         151,351       151,351        151,351
   8% Junior Subordinated Convertible Note
   due 2004, convertible into 78 partnership
   points at $1,388.89 per point                       $      108,108      9/29/95         108,108       108,108         88,495
   Warrant, exercisable until 2006, to purchase
   39 partnership points at $.01 per point (B)                39 pts.      9/29/95          50,261        50,261             39
                                                                                    --------------  ------------   ------------
                                                                                         2,718,938     2,719,929      2,756,270
                                                                                    --------------  ------------   ------------
Catalina Lighting, Inc. - N.Y.S.E.
A designer, importer and distributor of residential
and office lighting fixtures.
   8% Convertible Subordinated Note due 2002,
   convertible into 200,000 shares of common
   stock at $7.50 per share                            $    1,500,000      3/31/94       1,420,050     1,500,000      1,435,928
                                                                                    --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                        Shares, Units,
                                                         Warrants or                   Fair Value                    Fair Value
                                                          Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)            Amount         Date           Date        (Note 2B)      (Note 2A)
                                                        --------------  ----------- --------------  ------------   ------------
Classic Sports Partners, L.P.
A cable sports television network.
   Limited Partnership Interest (B)                           600 uts.      4/18/95 $      540,000  $    600,000   $    480,000
                                                                                    --------------  ------------   ------------
The Coast Distribution System - A.S.E.
A wholesale distributor of recreational vehicles
and marine parts and accessories.
   11.2% Senior Subordinated Secured Note
   due 1999                                             $      466,700      6/26/89        481,588       466,700        486,161
   Common Stock (B)                                       130,753 shs.      6/27/85        674,685       678,636        745,294
                                                                                    --------------  ------------   ------------
                                                                                         1,156,273     1,145,336      1,231,455
                                                                                    --------------  ------------   ------------
CompuCom Systems, Inc. - O.T.C.
A personal computer dealer specializing in
serving corporate accounts.
   Common Stock (B)                                     1,073,720 shs.      9/24/92      1,061,480     2,362,185      9,690,323
                                                                                    --------------  ------------   ------------
Consumer Product Enterprises, Inc.
A manufacturer of colored acrylic felt for
consumer use.
   10.75% Senior Secured Term Note due 2003             $    1,399,580      12/8/95      1,413,996     1,399,580      1,420,714
   12% Senior Subordinated Note due 2005                $      922,800      12/8/95        926,584       872,106        933,874
   Senior Secured Floating Rate Credit Note
   due 2000                                             $      307,600      12/8/95        307,600       307,600        307,600
   Common Stock (B)                                       184,560 shs.      12/8/95        138,420       184,560        138,420
   Warrant, exercisable until 2005, to purchase
   138,420 shares of common stock at $.01
   per share (B)                                          138,420 shs.      12/8/95          1,384        50,853          1,384
                                                                                    --------------  ------------   ------------
                                                                                         2,787,984     2,814,699      2,801,992
                                                                                    --------------  ------------   ------------
Control Devices, Inc.
A producer of high quality electromechanical
circuit protector devices and photo-optic sensors.
   10% Senior Secured Note due 2004                     $    1,829,100      7/29/94      1,834,587     1,829,100      1,990,975
   11% Senior Subordinated Note due 2004                $      783,900      7/29/94        772,063       783,900        868,013
   11% Cumulative Preferred Stock                             101 shs.      7/29/94         89,306       101,036        109,958
   Common Stock (B)                                        75,933 shs.      7/29/94         25,259        25,259        104,218
   Warrant, exercisable until 2004, to purchase
   98,267 shares of common stock at $.01
   per share (B)                                           98,267 shs.      7/29/94            983            --        134,134
                                                                                    --------------  ------------   ------------
                                                                                         2,722,198     2,739,295      3,207,298
                                                                                    --------------  ------------   ------------
Corrections Corporation of America - O.T.C.
An operator of private prisons and correctional
facilities for federal, state and local governments.
   11.08% Senior Secured Note due 2000                  $      455,301     12/11/90        460,971       454,732        495,732
                                                                                    --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                         Shares, Units,
                                                          Warrants or                   Fair Value                  Fair Value
                                                          Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)            Amount         Date           Date        (Note 2B)      (Note 2A)
                                                         -------------- ----------- --------------  ------------   ------------
D&K Wholesale Drug, Inc. - O.T.C.
A wholesale pharmaceutical distribution company.
   11% Subordinated Note due 1997                        $1,083,334     12/29/87    $    991,684    $1,083,334     $1,100,016
   11% Convertible Subordinated Note due 1997,
   convertible into 265,490 shares of common
   stock at $3.30 per share                              $  875,000     12/29/87         956,113       875,000      1,636,079
                                                                                    ------------    ----------     ----------
                                                                                       1,947,797     1,958,334      2,736,095
                                                                                    ------------    ----------     ----------
Delta Beverage Group, Inc.
A Pepsi soft drink bottler.
   Common Stock (B)                                        966 shs.       3/8/88         181,486     2,006,380        181,486
Edmund Publications Corporation
A publisher of paperback books.
   12.5% Senior Note due 1996 (B)                        $1,937,500       9/9/88       1,912,700     1,937,500        193,750
   12.5% Convertible Senior Note due 1996,
   convertible into 50 shares of common
   stock at $1,250 per share (B)                         $   62,500       9/9/88          67,594        62,500          6,250
                                                                                    ------------    ----------     ----------
                                                                                       1,980,294     2,000,000        200,000
                                                                                    ------------    ----------     ----------
Elgin National Industries, Inc.
An operator in the specialty fastener, mineral
processing equipment, engineering, construction
and electrical distribution industries.
   13% Senior Subordinated Note due 2001                 $2,000,000      9/24/93       1,943,216     1,983,216      2,078,000
   10% Preferred Stock                                   2,339 shs.      9/24/93         176,964       233,925        188,520
   Common Stock (B)                                        161 shs.      9/24/93          16,075        16,075         30,176
   Warrant, exercisable from 1998 until 2001,
   to purchase 168 shares of common stock at
   $.01 per share (B)                                      168 shs.      9/24/93              17        16,782             17
                                                                                    ------------    ----------     ----------
                                                                                       2,136,272     2,249,998      2,296,713
                                                                                    ------------    ----------     ----------
Engel Industries, Inc.
A manufacturer of specialized metal fabricating
equipment.
   10% Senior Secured Note due 1996                      $  175,000      11/5/86         152,040       175,000        175,000
   13% Senior Note due 1995 (B)                          $  585,000      8/30/85         592,254       585,000        234,000
   14% Subordinated Note due 1995 (B)                    $  190,000      8/30/85         193,800       190,000         28,500
   14% Convertible Subordinated Note due 1995,
   convertible into 350 shares of common stock
   at $500 per share (B)                                 $  175,000      8/30/85         179,620       175,000         26,250
                                                                                    ------------    ----------     ----------
                                                                                       1,117,714     1,125,000        463,750
                                                                                    ------------    ----------     ----------
Ermanco Inc.
A manufacturer of a complete line of conveyors.
   11.18% Senior Note due 1997                           $  162,500      3/23/89         158,275       162,500        162,500
                                                                                    ------------    ----------     ----------
Es Dee Florida Corporation
A manufacturer of tubular plumbing products
and accessories.
   Common Stock (B)                                        275 shs.     10/31/95          27,500        31,625         28,463
                                                                                    ------------    ----------     ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995


                                                    Shares, Units,
                                                     Warrants or                   Fair Value                    Fair Value
                                                      Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)        Amount         Date           Date        (Note 2B)      (Note 2A)
                                                    -------------   -----------  --------------  ----------     -----------
Exide Corporation - N.Y.S.E.
A manufacturer of lead acid batteries.
   2.9% Convertible Senior Subordinated Note
   due 2005, convertible into 3,764 shares of
   common stock at $57.64 per share (C)              $     300,000     12/11/95  $      217,235  $    217,235   $    216,750
                                                                                 --------------  ------------   ------------
Exide Electronics Group, Inc. - O.T.C.
A manufacturer and servicer of uninterruptible
power systems.
   Common Stock (B)                                   229,358 shs.       9/2/92       2,972,400     3,000,000      3,213,876
                                                                                 --------------  ------------   ------------
Fay's, Inc. - N.Y.S.E.
An operator of a discount drug store chain.
   10% Convertible Senior Note due 1998,
   convertible into 143,331 shares of common
   stock at $5.23 per share                          $     750,000      1/31/83         728,700       750,000        967,604
                                                                                 --------------  ------------   ------------
Fleming Acquisition Corporation
A supplier of high-quality, premium printed
labels for distilled spirits, wine, food and
household products.
   15% Senior Subordinated Note due 2005             $   2,770,601       *            2,734,046     2,606,940      2,960,941
   Common Stock (B)                                       545 shs.      4/28/95         141,111       272,500         13,914
   Warrant, exercisable until 2005, to
   purchase 380 shares of common stock
   at $.01 per share (B)                                  380 shs.      4/28/95          98,235       170,455          9,693
Incentive Warrant, exercisable from 1998
until 2000, to purchase 19 shares of common
stock at $.01 per share (B)                                19 shs.      4/28/95           3,308         2,273            490
                                                                                 --------------  ------------   ------------
                                                                                      2,976,700     3,052,168      2,985,038
                                                                                 --------------  ------------   ------------
Forschner Enterprises, Inc.
Acquires controlling or substantial interests
in manufacturing and marketing entities.
   3% Convertible Preferred Stock, convertible
   into 100,000 shares of common stock at $10
   per share (B)                                      100,000 shs.      7/21/94         950,000     1,000,000        950,000
                                                                                 --------------  ------------   ------------
Garnet Resources Corporation - O.T.C.
Explores and develops oil and gas properties
outside the United States.
   9.5% Convertible Subordinated Debenture due
   1998, convertible into 90,910 shares of common
   stock at $5.50 per share (C)                      $     500,000     12/14/93         500,000       500,000        425,000
                                                                                 --------------  ------------   ------------
Grand Metropolitan PLC -
London Stock Exchange
A leading international branded consumer
products group.
   6.5% Convertible Senior Debenture due 2000,
   convertible into 1,373 shares of common
   stock at (pound)4.37 per share (C)                $     600,000      1/16/95         600,000       600,000        696,000
                                                                                 --------------  ------------   ------------

*4/28/95, 8/1/95 and 11/1/95.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                      Shares, Units,
                                                       Warrants or                   Fair Value                    Fair Value
                                                        Principal     Acquisition   at Acquisition     Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)          Amount         Date           Date        (Note 2B)      (Note 2A)
                                                      --------------  -----------  --------------- ----------     -----------

Hardy Oil & Gas USA, Inc.
Engages in the exploration and development of
oil and gas reserves.
   8.46% Guaranteed Senior Note due 2004              $    3,000,000      1/11/95  $    2,904,300  $  3,000,000   $  2,901,300
   Warrant, exercisable until 2004, to purchase
   270,000 shares of common stock at pound 1.86
   per share (B)                                        270,000 shs.      1/11/95          27,000            --         45,900
                                                                                   --------------  ------------   ------------
                                                                                        2,931,300     3,000,000      2,947,200
                                                                                   --------------  ------------   ------------
Hein-Werner Corp. - A.S.E.
A manufacturer of automotive service and collision
repair equipment and hydraulic cylinders.
   8% Convertible Subordinated Note due 1999,
   convertible into 227,617 shares of common
   stock at $6.59 per share                           $    1,500,000      9/29/89       1,459,650     1,500,000      1,486,485
                                                                                   --------------  ------------   ------------
Highland Homes Holdings, Inc.
A single family homebuilder operating in the
Dallas-Fort Worth and Atlanta areas.
   9.75% Senior Note due 2001                         $    3,000,000     11/18/93       2,970,300     2,959,098      3,078,000
   Warrant, exercisable until 2001, to purchase
   21 shares of common stock at $17,897.31
   per share (B)                                             21 shs.     11/18/93               2        40,902            209
                                                                                   --------------  ------------   ------------
                                                                                        2,970,302     3,000,000      3,078,209
                                                                                   --------------  ------------   ------------
Intermetrics, Inc.
A provider of software systems, services and
products to a variety of information technology
users.
   13% Senior Subordinated Note due 2002              $      800,000      8/31/95         813,520       698,810        839,760
   Senior Revolving Floating Rate Term Note
   due 2002                                           $    1,333,280      8/31/95       1,320,881     1,333,280      1,321,281
   Common Stock (B)                                      11,085 shs.      8/31/95          51,961        69,281         51,961
   Warrant, exercisable until 2007, to purchase
   21,176 shares of Class D common stock at
   $.01 per share (B)                                    21,176 shs.      8/31/95           2,118       104,000          2,118
                                                                                   --------------  ------------   ------------
                                                                                        2,188,480     2,205,371      2,215,120
                                                                                   --------------  ------------   ------------
Jackson Products, Inc.
Manufactures and distributes a variety of
industrial and highway safety products.
   12.25% Senior Subordinated Note due 2004           $    1,971,000      8/16/95       1,971,000     1,933,433      2,052,797
   13.25% Cumulative Exchangeable Preferred
   Stock                                                  9,855 shs.      8/16/95         985,500       823,332        858,324
   Common Stock (B)                                      43,426 shs.      8/16/95          43,426        43,426         43,426
   Warrant, exercisable until 2005, to purchase
   199,898 shares of common stock at $.01
   per share (B)                                        199,898 shs.      8/16/95         199,735       199,735          1,999
                                                                                   --------------  ------------   ------------
                                                                                        3,199,661     2,999,926      2,956,546
                                                                                   --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                    Shares, Units,
                                                     Warrants or                   Fair Value                    Fair Value
                                                      Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)        Amount         Date           Date        (Note 2B)      (Note 2A)
                                                    --------------  -----------  --------------  ------------   ------------

Kuhlman Corporation - N.Y.S.E.
A manufacturer of non-automotive engine
components.
   Warrant, exercisable until 2002, to purchase
   100,000 shares of common stock at $8.32
   per share (B)                                      100,000 shs.      4/30/92  $      106,000  $    162,000   $    360,370
                                                                                 --------------  ------------   ------------
Latin Communications Group
An operator of Spanish-language media in
North America.
   10.4% Senior Secured Note due 2001                   $1,750,000      2/14/95       1,752,275     1,750,000      1,830,675
   Senior Secured Revolving Floating Rate
   Note due 2002                                        $  575,000       *              575,000       575,000        563,960
   Secured Floating Rate Term Note due 1998             $  187,500      12/1/95         182,588       187,500        182,756
   7% Convertible Preferred Stock, convertible
   into 18,000 shares of common stock at $10
   per share                                           18,000 shs.      2/14/95         160,549       180,000        165,869
   Convertible Preferred Stock, convertible into
   32,000 shares of common stock at $10
   per share                                           32,000 shs.      2/14/95         240,000       320,000        240,000
   Common Stock (B)                                    11,875 shs.      12/1/95          93,783       125,004         93,783
                                                                                 --------------  ------------   ------------
                                                                                      3,004,195     3,137,504      3,077,043
                                                                                 --------------  ------------   ------------
Maloney Industries, Inc.
Engineers and manufactures process systems for
the oil and gas industry.
   13% Subordinated Note due 2004                       $2,250,000     10/26/95       2,378,250     2,250,000      2,423,700
   Limited Partnership Interest (B)                       568 uts.     10/20/95         506,250       675,000        506,250
   Warrant, exercisable until 2004, to purchase
   297 shares of common stock at $.01
   per share (B)                                          297 shs.     10/26/95             297            --            297
                                                                                 --------------  ------------   ------------
                                                                                      2,884,797     2,925,000      2,930,247
                                                                                 --------------  ------------   ------------
Maxtec International Corp.
A manufacturer and distributor of precision
test and measurement equipment and overhead
crane control systems.
   12.5% Subordinated Secured Note due 2003             $  659,340      6/28/95         673,120       493,668        688,351
   Senior Revolving Credit Facility due 2001            $  659,341      6/28/95         659,341       659,341        651,626
   Floating Rate Senior Secured Note due 2001           $  989,011      6/28/95         979,121       989,011        981,199
   Common Stock (B)                                    76,923 shs.      6/28/95         192,115       230,769        173,077
   Warrant, exercisable from 1998 until 2005,
   to purchase 39,563 shares of common stock
   at $.01 per share (B)                               39,563 shs.      6/28/95          98,581       171,429         39,563
                                                                                 --------------  ------------   ------------
                                                                                      2,602,278     2,544,218      2,533,816
                                                                                 --------------  ------------   ------------
Mercury Computer Systems, Inc.
A designer, manufacturer and marketer of
computer systems.
   Common Stock (B)                                   500,000 shs.     12/21/87       1,487,700     1,500,000      2,295,000
                                                                                 --------------  ------------   ------------

*7/13/95 and 12/1/95.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995

                                                     Shares, Units,
                                                      Warrants or                   Fair Value                    Fair Value
                                                       Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)         Amount         Date           Date        (Note 2B)      (Note 2A)
                                                     --------------  -----------  --------------  ------------   ------------
Monro Muffler Brake, Inc. - O.T.C.
An operator of retail muffler and brake shops.
   Common Stock                                        107,505 shs.      4/19/85  $      173,198  $    141,419   $  1,342,469
                                                                                  --------------  ------------   ------------
Nu Horizons Electronics Corp. - O.T.C.
A distributor of high technology active and
passive electronic devices.
   8.25% Convertible Subordinated Note due
   2002, convertible into 235,134 shares of
   common stock at $9 per share                          $2,116,203      8/31/94       2,137,365     2,116,203      3,547,575
                                                                                  --------------  ------------   ------------
PAR Acquisition Corp.
A manufacturer of fuel handling systems for
nuclear power plants and hazardous waste.
   14.5% Senior Subordinated Note due 2000               $  833,333       2/5/93         832,000       833,333        881,833
   8% Convertible Preferred Stock due 2001,
   convertible into 83,333 shares of common
   stock at $2 per share                                83,333 shs.       2/5/93         166,667       166,667        150,847
   Common Stock (B)                                    133,333 shs.       2/5/93         333,333       333,333         44,800
                                                                                  --------------  ------------   ------------
                                                                                       1,332,000     1,333,333      1,077,480
                                                                                  --------------  ------------   ------------
Pharmaceutical Buyers, Inc.
A group purchasing organization which specializes
in arranging and negotiating contracts for the
purchase of pharmaceutical goods and medical
equipment.
   10.5% Senior Secured Note due 2005                    $  967,500     11/30/95       1,008,232       967,500      1,017,810
   10.5% Senior Secured Convertible Note
   due 2005, convertible into 4 shares of
   common stock at $50,000 per share                     $  195,000     11/30/95         205,355       195,000        207,870
   Common Stock (B)                                           7 shs.    11/30/95         253,125       337,500        253,125
                                                                                  --------------  ------------   ------------
                                                                                       1,466,712     1,500,000      1,478,805
                                                                                  --------------  ------------   ------------
Piedmont Holding, Inc.
A general aviation fixed based operator with
repair, maintenance and overhaul certification.
   12% Senior Subordinated Note due 2001                 $2,714,283      7/15/92       2,736,540     2,714,283      2,936,311
   Senior Redeemable Cumulative Preferred Stock        281,939 shs.      7/15/92         281,939       281,939        281,939
   Common Stock (B)                                      3,771 shs.      7/15/92           2,564         3,771         81,544
   Warrant, exercisable until 2001, to purchase
   5,042 shares of common stock at $.05
   per share (B)                                         5,042 shs.      7/15/92           3,227            --        108,827
                                                                                  --------------  ------------   ------------
                                                                                       3,024,270     2,999,993      3,408,621
                                                                                  --------------  ------------   ------------
PRN Holdings, Inc.
Rents critical care equipment to hospitals
and other healthcare providers.
   10.25% Senior Subordinated Note due 2004              $3,000,000      9/30/94       2,876,100     2,943,750      3,186,300
   Warrant, exercisable from 1997 until 2004, to
   purchase 33 shares of common stock at $.01
   per share (B)                                            33 shs.      9/30/94           2,000        56,250        358,186
                                                                                  --------------  ------------   ------------
                                                                                       2,878,100     3,000,000      3,544,486
                                                                                  --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995



                                                       Shares, Units,
                                                        Warrants or                   Fair Value                    Fair Value
                                                         Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)           Amount         Date           Date        (Note 2B)      (Note 2A)
                                                       --------------  -----------  --------------  ------------   ------------

Protein Genetics, Inc.
A producer of bovine artificial insemination
products, related breeding and healthcare
products and specialty genetics sold to the
dairy and beef industries.
   11.67% Senior Secured Note due 2004                     $1,200,000      8/12/94  $    1,184,160  $  1,200,000   $  1,281,600
   11.51% Junior Secured Note due 1999                     $  800,000      8/12/94         783,040       800,000        819,200
   9.8% Redeemable Exchangeable
   Preferred Stock                                        10,000 shs.      8/12/94         847,900     1,000,000        940,100
   Common Stock (B)                                        1,492 shs.      8/12/94              15            --        109,718
                                                                                    --------------  ------------   ------------
                                                                                         2,815,115     3,000,000      3,150,618
                                                                                    --------------  ------------   ------------
RailTex, Inc. - O.T.C.
An operator of short-line railroads in the Midwest,
West and Canada.
   12% Senior Subordinated Note due 2002                   $1,500,000      2/16/93       1,599,150     1,500,000      1,785,750
   Common Stock (B)                                      125,000 shs.      2/16/93       1,200,000     1,200,000      2,493,750
                                                                                    --------------  ------------   ------------
                                                                                         2,799,150     2,700,000      4,279,500
                                                                                    --------------  ------------   ------------
Rent-Way, Inc. - O.T.C.
Operates rent-to-own stores in Ohio,
Pennsylvania and Florida.
   10% Convertible Subordinated Note due 2002,
   convertible into 189,753 shares of common
   stock at $10.54 per share (C)                           $2,000,000      7/18/95       1,991,220     2,000,000      2,089,080
   Warrant, exercisable until 2002, to purchase
   20,000 shares of common stock at $10.54
   per share (B) (C)                                      20,000 shs.      7/18/95             200            --            200
                                                                                    --------------  ------------   ------------
                                                                                         1,991,420     2,000,000      2,089,280
                                                                                    --------------  ------------   ------------
Sandoz Capital BVI, Ltd.
A manufacturer of chemicals and pharmaceuticals.
   2% Convertible Note due 2002, convertible
   into 1,328 shares of common stock at $91.72
   per share (C)                                           $  150,000      9/28/95         121,755       122,554        141,750
                                                                                    --------------  ------------   ------------
Sequentia, Inc.
A manufacturer and distributor of fiberglass
reinforced panels used in commercial, industrial
and residential applications.
   12% Subordinated Note due 2004                          $2,281,400     12/14/95       2,418,284     1,803,697      2,434,026
   Limited Partnership Interest of KS
   Holdings, L.P. (B)                                      7,186 uts.     12/14/95         538,950       718,600        538,950
   Warrant, exercisable until 2004, to purchase
   5,449 shares of common stock at $.01 per
   share (B)                                               5,449 shs.     12/14/95           5,449       479,094          5,449
                                                                                    --------------  ------------   ------------
                                                                                         2,962,683     3,001,391      2,978,425
                                                                                    --------------  ------------   ------------
Shelter Components Corporation - A.S.E.
A distributor of tools and supplies to the mobile
home industry.
   Common Stock                                           27,536 shs.      11/5/81           8,356         9,399        428,356
                                                                                    --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995



                                                     Shares, Units,
                                                      Warrants or                   Fair Value                    Fair Value
                                                       Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)         Amount         Date           Date        (Note 2B)      (Note 2A)
                                                     -------------   -----------  --------------  ------------   ------------
Softkey International, Inc. - O.T.C.
A leading developer and publisher of value-priced
high-quality, consumer software for personal
computers, primarily produced on CD-ROM.
   5.5% Convertible Note due 2000, convertible
   into 25,094 shares of common stock at $53
   per share (C)                                         $1,330,000     12/29/95  $      996,363  $    996,363   $    994,175
                                                                                  --------------  ------------   ------------
Staples, Inc. - O.T.C.
An owner and operator of high-volume office
superstores.
   4.5% Convertible Note due 2000, convertible
   into 35,606 shares of common stock at $33
   per share (C)                                         $1,175,000      9/12/95       1,175,000     1,175,000      1,175,000
                                                                                  --------------  ------------   ------------
Star International Holdings, Inc.
A manufacturer of commercial cooking appliances.
   9.65% Senior Secured Note due 2004                    $1,755,224      5/27/94       1,675,010     1,755,224      1,783,834
   10.5% Subordinated Note due 2004                      $  716,418      5/27/94         716,418       716,418        718,066
   Common Stock (B)                                      4,310 shs.      5/27/94         259,735       259,735        233,762
   Warrant, exercisable until 2004, to purchase
   3,224 shares of common stock at $.01
   per share (B)                                         3,224 shs.      5/27/94              32            --             32
                                                                                  --------------  ------------   ------------
                                                                                       2,651,195     2,731,377      2,735,694
                                                                                  --------------  ------------   ------------
Steerage Corporation
A manufacturer and designer of marine electronic
devices including navigation and control systems,
sensors, radar and communication systems.
   10% Subordinated Note due 2003                        $2,470,588     11/12/93       2,456,260     2,470,588      2,629,941
   Class A Common Stock (B)                             70,588 shs.     11/12/93         544,235       529,412        662,294
                                                                                  --------------  ------------   ------------
                                                                                       3,000,495     3,000,000      3,292,235
                                                                                  --------------  ------------   ------------
Summey Outdoor Advertising, Inc.
An operator of an outdoor advertising business
in North Carolina and South Carolina.
   12% Senior Note (with contingent interest)
   due 1995 (B)                                          $  937,500     12/13/83         886,500       937,500        468,750
   10.25% Senior Note due 1999                           $  743,750      9/30/87         669,003       743,750        371,875
   10.25% Convertible Senior Note due 1999,
   convertible into 4% of the Company                    $   50,000      9/30/87          48,795        50,000         25,000
                                                                                  --------------  ------------   ------------
                                                                                       1,604,298     1,731,250        865,625
                                                                                  --------------  ------------   ------------
Supreme Industries, Inc. - A.S.E.
A manufacturer of modular homes and truck bodies.
   8.6% Convertible Subordinated Note due 1996,
   convertible into 87,736 shares of common
   stock at $4.31 per share                              $  378,144     12/30/86         347,099       378,144        661,310
   Common Stock (B)                                    429,510 shs.      5/23/79         816,328       815,733      3,237,432
   Common Stock of Contempri Homes, Inc. (B)           225,640 shs.     12/31/92           7,040       123,801          7,040
   Common Stock of TGC Industries, Inc. (B)             19,082 shs.      9/30/86           9,497         9,497         16,099
   Warrant, exercisable until 1996, to purchase
   124,102 shares of common stock at $5.45
   per share (B)                                       225,640 shs.     12/31/92         116,761            --        396,891
                                                                                  --------------  ------------   ------------
                                                                                       1,296,725     1,327,175      4,318,772
                                                                                  --------------  ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995



                                                      Shares, Units,
                                                       Warrants or                   Fair Value                    Fair Value
                                                        Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)          Amount         Date           Date        (Note 2B)      (Note 2A)
                                                      --------------  -----------  --------------  ------------   ------------
Telex Communications, Inc.
A producer of electronic and communications
products.
   Warrant, exercisable until 2004, to purchase 9,239
   shares of common stock at $.01 per share (B)           9,239 shs.      5/30/89  $           92  $          9   $      2,446
                                                                                   --------------  ------------   ------------
Thermo Electron Corporation - N.Y.S.E.
Manufactures electronic medical equipment.
   4.25% Convertible Note due 2003, convertible
   into 13,227 shares of common stock at $56.70
   per share (C)                                          $  750,000     11/28/95         750,000       750,000        821,250
                                                                                   --------------  ------------   ------------
TransMontaigne Oil Company
An independent petroleum products marketing
company.
   12.75% Senior Subordinated Debenture
   due 2000                                               $1,200,000      3/28/91       1,274,280     1,173,226      1,293,600
   Common Stock (B)                                     258,720 shs.       *              400,000       798,595        598,916
   Warrant, exercisable until 2001, to purchase
   74,606 shares of common stock at $3.60
   per share (B)                                         74,606 shs.      3/28/91           7,461        42,000          7,461
                                                                                   --------------  ------------   ------------
                                                                                        1,681,741     2,013,821      1,899,977
                                                                                   --------------  ------------   ------------
Turner Broadcasting System, Inc. - A.S.E.
Engages in cable TV broadcasting.
   Zero Coupon Convertible Subordinated Note
   due 2007, convertible into 39,500 shares of
   common stock of $26.88 per share (C)                   $3,090,000      **            1,220,703     1,363,254      1,398,225
                                                                                   --------------  ------------   ------------
Unidata, Inc.
A manufacturer and distributor of database
management software.
   11.5% Senior Subordinated Note due 2003                $2,500,000     12/14/95       2,538,500     2,376,480      2,551,750
   Common Stock (B)                                     125,000 shs.     12/14/95         375,000       500,000        375,000
   Warrant, exercisable from 1997 until 2003,
   to purchase 62,500 shares of common stock
   at $1 per share (B)                                   62,500 shs.     12/14/95             625       124,250            625
                                                                                   --------------  ------------   ------------
                                                                                        2,914,125     3,000,730      2,927,375
                                                                                   --------------  ------------   ------------
United States Filter Corporation - N.Y.S.E.
A designer and manufacturer of systems and
equipment for the water and waste water
treatment industry.
   6% Convertible Note due 2005, convertible
   into 18,182 shares of common stock at $27.50
   per share (C)                                          $  500,000      9/13/95         500,000       500,000        582,500
                                                                                   --------------  ------------   ------------

*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.
**2/6/92, 4/21/94 and 6/16/94.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                    Shares, Units,
                                                     Warrants or                   Fair Value                    Fair Value
                                                      Principal     Acquisition  at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities  (A) (Continued)        Amount         Date           Date        (Note 2B)      (Note 2A)
                                                    --------------  -----------  --------------  ------------   ------------
Unocal Corporation - N.Y.S.E.
An integrated crude oil and natural gas company
with interest in chemical geothermal energy and
metals.
   $3.50 Convertible Preferred Stock, convertible
   into 8,130 shares of common stock at $30.75
   per share (C)                                        5,000 shs.      7/21/92    $    250,000  $    250,000   $    271,250
                                                                                   ------------  ------------   ------------
U.S. Netting, Inc.
A manufacturer of plastic netting for a wide
variety of industries.
   11% Senior Secured Note due 2005                     $1,676,700       5/3/95       1,854,095     1,676,700      1,893,497
   12% Subordinated Note due 2005                       $  652,050       5/3/95         733,622       617,314        763,551
   Common Stock (B)                                     4,911 shs.       5/3/95         162,652       391,230        162,652
   Warrant, exercisable until 2005, to purchase
   2,795 shares of common stock at $.01
   per share (B)                                        2,795 shs.       5/3/95          92,549        35,923         92,549
                                                                                   ------------  ------------   ------------
                                                                                      2,842,918     2,721,167      2,912,249
                                                                                   ------------  ------------   ------------
Wright & Lato, Inc.
A manufacturer of gold wedding bands and rings.
   15% Subordinated Note due 1996                       $  200,750      12/6/83         182,580       200,750        200,750
   13% Convertible Subordinated Note due
   1996, convertible into 15,000 shares of
   common stock at $4.28 per share                      $   64,250      12/6/83          63,363        64,250         63,370
                                                                                   ------------  ------------   ------------
                                                                                        245,943       265,000        264,120
                                                                                   ------------  ------------   ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                              $103,353,466   107,891,090    122,100,451
                                                                                   ============  ============   ============




                                                                                      Market Value
                                      Interest     Due      Principal       Cost       at 12/31/95
Corporate Public Securities:            Rate       Date       Amount     (Note 2B)     (Note 2A)
                                      --------   -------   -----------   ---------    ------------
Convertible Bonds - 5.98%
   AMR Corporation                       6.125%   11/1/24  $    800,000     799,680        828,000
   Albany International Corp.            5.250    3/15/02       610,000     545,487        544,425
   Comcast Corporation                   1.125    4/15/07       750,000     336,642        375,000
   General Instrument Corporation        5.000    6/15/00       750,000     748,314        821,250
   Hollinger, Inc.                       0.000   10/15/13     4,000,000   1,275,782      1,240,000
   Leucadia National Corporation         5.250     2/1/03     1,000,000   1,000,000      1,020,000
   Magna International, Inc.             5.000   10/15/02       875,000     888,125        888,125
   MEDIQ Incorporated                    7.500    7/15/03     1,000,000   1,000,000        790,000
   Savoy Pictures Entertainment, Inc.    7.000     7/1/03     1,250,000   1,287,500      1,025,000
   Time Warner, Inc.                     0.000    6/22/13     2,000,000     767,880        825,000
   United States Cellular Corporation    6.089    6/15/15     2,000,000     633,198        705,000
   W M S Industries, Incorporated        5.750   11/30/02     1,160,000   1,013,800      1,015,000
                                                           ------------  ----------   ------------
Total Convertible Bonds                                    $ 16,195,000  10,296,408     10,076,800
                                                           ============  ----------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                                       Warrants                   Market Value
                                                Interest     Due     or Principal      Cost       at 12/31/95
Corporate Public Securities: (Continued)          Rate       Date       Amount      (Note 2B)      (Note 2A)
                                                --------   -------   ------------  -----------    ------------
Bonds - 26.18%
   Affinity Group, Inc.                           11.500%  10/15/03  $  1,000,000  $  1,010,000   $  1,030,000
   American Rice, Inc.                            13.000    7/31/02     1,250,000     1,177,094      1,175,000
   Atlas Air, Inc.                                12.250    12/1/02     2,000,000     2,000,000      2,045,000
   CF Cable TV Inc.                                9.125    7/15/07       650,000       650,000        667,063
   Cabot Safety Acquisition Corporation           12.500    7/15/05     1,000,000     1,000,000      1,060,000
   Central Rents, Inc.                            12.875   12/15/03     1,880,000     1,755,412      1,880,000
   Chesapeake Energy Corporation                  12.000     3/1/01     1,800,000     1,722,392      1,935,000
   Consolidated Cigar Corporation                 10.500     3/1/03       500,000       500,000        512,500
   Container Corporation                           9.750     4/1/03     1,000,000     1,000,000        975,000
   Continental Cablevision, Inc.                  10.625    6/15/02       500,000       500,000        533,750
   Crown Packaging Ltd.                           10.750    11/1/00       750,000       750,000        710,625
   Data Documents, Inc.                           13.500    7/15/02     3,028,000     3,033,290      3,300,520
   Decorative Homes Accents, Inc.                 13.000    6/30/02     1,000,000     1,000,000        990,000
   Florist Transworld Delivery, Inc.              14.000   12/15/01     1,175,000     1,136,678      1,210,250
   Foodbrands America, Inc.                        9.750    7/15/00     1,000,000       933,379        955,000
   Harman International Industries Incorporated   12.000     8/1/02     1,000,000       992,770      1,090,000
   Harrah's Operating Company, Inc.                8.750    3/15/00     1,000,000       957,400      1,012,500
   Harvard Industries, Inc.                       11.125     8/1/05       600,000       604,813        600,000
   Hosiery Corporation of America                 13.750     8/1/02     1,000,000       987,800      1,080,000
   Imax Corporation                                7.000     3/1/01     1,400,000     1,264,137      1,375,500
   Indah Kiah International Corporation           11.875    6/15/02     1,000,000     1,000,000      1,010,000
   International Wire Group, Inc.                 11.750     6/1/05       750,000       750,000        714,375
   Ivex Packaging Corporation                     12.500   12/15/02       250,000       266,562        265,000
   Jones Intercable, Inc.                          9.625    3/15/02       750,000       750,000        806,250
   Jordan Industries, Inc.                        10.375     8/1/03     1,000,000     1,000,000        890,000
   Key Plastics, Inc.                             14.000   11/15/15       750,000       760,462        765,000
   MEDIQ/PRN Life Support Services, Inc.          11.125     7/1/99     1,000,000     1,000,000      1,000,000
   Northwest Airlines Corp.                       12.091   12/31/00       949,192       984,786      1,006,143
   Paracelsus Healthcare Corporation               9.875   10/15/03     1,000,000     1,000,000      1,015,000
   Peoples Telephone Company Inc.                 12.250    7/15/02       750,000       750,000        600,000
   RXI Holdings, Inc.                             14.000    7/15/02     2,800,000     2,752,430      2,716,000
   Renco Metals, Inc.                             12.000    7/15/00     1,000,000     1,000,000      1,080,000
   SFX Broadcasting, Inc.                         11.375    10/1/00     1,000,000     1,000,000      1,057,500
   Telex Communications, Inc.                     12.000    7/15/04     1,500,000     1,500,000      1,522,500
   Trans-Resources, Inc.                          11.875     7/1/02     1,000,000     1,032,500        950,000
   Tultex Corporation                             10.625    3/15/05     1,000,000     1,000,000      1,025,000
   US Air, Inc.                                    9.625     2/1/01     1,000,000     1,000,000        870,000
   Van De Kamps, Inc.                             12.000    9/15/05       350,000       350,000        364,000
   Venture Holdings Trust                          9.750     4/1/04     1,300,000     1,300,000      1,085,500
   Waban, Inc.                                    11.000    5/15/04     1,000,000     1,000,000      1,025,000
   Worldcorp, Inc.                                13.875    8/15/97       235,000       229,125        229,125
                                                                     ------------  ------------   ------------
TOTAL BONDS                                                          $ 43,917,192    43,401,030     44,134,101
                                                                     ============  ------------   ------------

Warrants - .34%
   Central Rents, Inc. (B)                                             1,880 shs.        67,837        112,800
   Data Documents, Inc. (B)                                           33,894 shs.            --        288,102
   Florist Transworld Delivery, Inc. (B)                               1,175 shs.        41,250         58,750
   RXI Holdings, Inc. (B)                                              2,800 shs.        50,540         56,000
   Western Transmedia Co., Inc. (B)                                  183,117 shs.        45,780         68,669
                                                                                   ------------   ------------
TOTAL WARRANTS                                                                          205,407        584,321
                                                                                   ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                                  Market Value
Corporate Public                                       Cost       at 12/31/95
 Securities:-(Continued)                Shares      (Note 2B)      (Note 2A)
                                     ------------  ------------   ------------
Common Stock - 6.85%
   Allmerica Financial Corporation     7,000 shs.  $    147,000   $    189,000
   Amerisource Health Corporation (B)  9,483 shs.         3,216        324,793
   Arbor Software Corporation (B)        350 shs.         5,950         16,538
   Ascent Entertainment Group, Inc.
    (B)                               52,500 shs.       795,816        826,875
   Benson Petroleum, Ltd. (B)        200,000 shs.       154,408        152,000
   Boston Beer Company (B)             3,500 shs.        70,000         83,125
   CKS Group, Inc. (B)                 1,400 shs.        23,800         54,600
   Canadian National Railway Company
    (B)                                7,000 shs.        84,000        108,500
   Computer Horizons Corporation      25,900 shs.       342,825        984,200
   DST Systems, Inc. (B)               3,500 shs.        73,500         99,750
   Data Documents, Inc. (B)           10,500 shs.        94,500         90,563
   Decorative Homes Accents, Inc. (B)  1,000 shs.            --         10,000
   Esmor Correctional Services, Inc.
    (B)                               20,625 shs.       108,814        180,469
   Estee Lauder Cosmetics, Inc. (B)    3,500 shs.        91,000        122,063
   Extended Stay America, Inc. (B)    10,500 shs.       136,500        288,750
   Foodbrands America Inc. (B)        52,500 shs.       413,438        630,000
   Gucci Group NV (B)                  3,500 shs.        77,000        136,063
   Harvard Industries, Inc. (B)       17,500 shs.       416,500        446,250
   Lexmark International Group, Inc.
    (B)                               34,300 shs.       686,000        625,975
   MSC Industrial Direct Company (B)   7,000 shs.       133,000        192,500
   MEDIQ Incorporated (B)             20,000 shs.       765,529        862,600
   Neuromedical Systems, Inc. (B)      7,000 shs.       105,000        140,875
   Pete's Brewing Company (B)            700 shs.        12,600          9,800
   Sandisk Corporation (B)               700 shs.         7,000         10,500
   Scopus Technology, Inc. (B)           350 shs.         4,200          8,838
   Southwest Airlines                 71,429 shs.     1,000,000      1,660,724
   Staffing Resources, Inc.          105,000 shs.       577,500      1,548,750
   Sweetwater, Inc. (B)               26,000 shs.       182,000         97,500
   Total Renal Care Holdings, Inc. (B)17,500 shs.       271,250        516,250
   United States Filter Corporation
    (B)                               17,500 shs.       395,937        465,938
   Western Transmedia Co., Inc. (B)  405,590 shs.       760,889        659,084
                                                   ------------   ------------
Total Common Stock                                    7,939,172     11,542,873
                                                   ------------   ------------
Convertible Preferred Stock - 2.12%
   AMC Entertainment Inc.             29,880 shs.       747,000      1,217,610
   Integon Corporation                19,700 shs.       985,000      1,182,000
   Occidental Petroleum Corporation   15,900 shs.       795,000        987,788
   RXI Holdings, Inc.                186,700 shs.       186,700        186,700
                                                   ------------   ------------
Total Convertible Preferred Stock                     2,713,700      3,574,098
                                                   ------------   ------------
Total Corporate Public Securities                    64,555,717     69,912,193
                                                   ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                                                                                              Market Value
                                                      Due         Principal        Cost       at 12/31/95
Short-Term Securities:                   Yield        Date          Amount      (Note 2B)      (Note 2A)
                                         ------   -----------    ------------  -----------    ------------
Commercial Paper - 1.88%
   American Electric Power Company, Inc.  6.057%        1/5/96   $  2,075,000  $  2,073,605   $  2,073,605
   Texas Utilities Electric Co.           6.306         1/2/96      1,100,000     1,099,808      1,099,808
                                                                 ------------  ------------   ------------
TOTAL SHORT-TERM SECURITIES                                      $  3,175,000     3,173,413      3,173,413
                                                                 ============  ------------   ------------
TOTAL INVESTMENTS - 115.79%                                                    $175,620,220    195,186,057
                                                                               ============   ------------
   Other Assets      -   4.44                                                                    7,478,352
   Liabilities       - (20.23)                                                                 (34,101,365)
                       -------                                                                ------------
TOTAL NET ASSETS  -    100.00%                                                                $168,563,044
                       ======                                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B) Non-income producing security.

(C) Indicates that securities are eligible for sale under S.E.C. Rule 144A.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------
December 31, 1995

                            INDUSTRY CLASSIFICATION

                                                  Fair Value
                                                  at 12/31/95
CORPORATE RESTRICTED SECURITIES:                   (Note 2A)
                                                 -------------
ADVERTISING - 3.51%
Ammirati & Puris, Inc.                               $      1,968,225
Latin Communications Group                                  3,077,043
Summey Outdoor Advertising, Inc.                              865,625
                                                     ----------------
                                                            5,910,893
                                                     ----------------
AUTO PARTS - .80%
Monro Muffler Brake, Inc.                                   1,342,469
                                                     ----------------
BEVERAGES - .11%
Delta Beverage Group, Inc.                                    181,486
                                                     ----------------
BUILDING MATERIALS - 4.64%
Highland Homes Holdings, Inc.                               3,078,209
Shelter Components Corporation                                428,356
Supreme Industries, Inc.                                    4,318,772
                                                     ----------------
                                                            7,825,337
                                                     ----------------
COMMUNICATIONS - 1.12%
Classic Sports Partners, L.P.                                 480,000
Telex Communications, Inc.                                      2,446
Turner Broadcasting System, Inc.                            1,398,225
                                                     ----------------
                                                            1,880,671
                                                     ----------------
ELECTRICAL EQUIPMENT/
ELECTRONICS - 17.63%
Catalina Lighting, Inc.                                     1,435,928
CompuCom Systems, Inc.                                      9,690,323
Control Devices, Inc.                                       3,207,298
Exide Electronics Group, Inc.                               3,213,876
Intermetrics, Inc.                                          2,215,120
Mercury Computer Systems, Inc.                              2,295,000
Nu Horizons Electronics Corp.                               3,547,575
Steerage Corporation                                        3,292,235
Thermo Electron Corporation                                   821,250
                                                     ----------------
                                                           29,718,605
                                                     ----------------
HEALTH CARE - 3.73%
D&K Wholesale Drug, Inc.                                    2,736,095
PRN Holdings, Inc.                                          3,544,486
                                                     ----------------
                                                            6,280,581
                                                     ----------------
JEWELRY - .16%
Wright & Lato, Inc.                                           264,120
                                                     ----------------
MANUFACTURING-INDUSTRIAL AND
CONSUMER PRODUCTS - 17.88%
Consumer Product Enterprises, Inc.                          2,801,992
Elgin National Industries, Inc.                             2,296,713
Ermanco Inc.                                                  162,500
Es Dee Florida Corporation                                     28,463
Exide Corporation                                             216,750
Fleming Acquisition Corporation                             2,985,038
Forschner Enterprises, Inc.                                   950,000
Hein-Werner Corp.                                           1,486,485
Jackson Products, Inc.                                      2,956,546

                                                  Fair Value
                                                  at 12/31/95
Corporate Restricted Securities:                   (Note 2A)
                                                 -------------
 (Continued)
MANUFACTURING-INDUSTRIAL AND
CONSUMER PRODUCTS (Continued)
Kuhlman Corporation                                  $        360,370
Maxtec International Corp.                                  2,533,816
PAR Acquisition Corp.                                       1,077,480
Sandoz Capital BVI, Ltd.                                      141,750
Sequentia, Inc.                                             2,978,425
Star International Holdings, Inc.                           2,735,694
Unidata, Inc.                                               2,927,375
United States Filter Corporation                              582,500
U.S. Netting, Inc.                                          2,912,249
                                                     ----------------
                                                           30,134,146
                                                     ----------------
METAL FABRICATING - .27%
Engel Industries, Inc.                                        463,750
                                                     ----------------
MISCELLANEOUS - 2.46%
Protein Genetics, Inc.                                      3,150,618
Softkey International, Inc.                                   994,175
                                                     ----------------
                                                            4,144,793
                                                     ----------------
OIL AND GAS SERVICE - 9.00%
American Exploration Company                                2,993,426
Associated Natural Gas Corporation                          3,325,350
BP Prudhoe Bay Royalty Trust                                  382,883
Garnet Resources Corporation                                  425,000
Hardy Oil & Gas USA, Inc.                                   2,947,200
Maloney Industries, Inc.                                    2,930,247
TransMontaigne Oil Company                                  1,899,977
Unocal Corporation                                            271,250
                                                     ----------------
                                                           15,175,333
                                                     ----------------
PUBLISHING - .12%
Edmund Publications Corporation                               200,000
                                                     ----------------
RECREATIONAL SUPPLIES/
EQUIPMENT - .73%
The Coast Distribution System                               1,231,455
                                                     ----------------
RETAILING - 5.43%
Cains Foods, L.P.                                           2,756,270
Fay's, Inc.                                                   967,604
Grand Metropolitan PLC                                        696,000
Pharmaceutical Buyers, Inc.                                 1,478,805
Rent-Way, Inc.                                              2,089,280
Staples, Inc.                                               1,175,000
                                                     ----------------
                                                            9,162,959
                                                     ----------------
SERVICES - 4.85%
Corrections Corporation of America                            495,732
Piedmont Holding, Inc.                                      3,408,621
RailTex, Inc.                                               4,279,500
                                                     ----------------
                                                            8,183,853
                                                     ----------------
Total Corporate Restricted
Securities - 72.44%                                  $    122,100,451
                                                     ================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                    MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------

1. History

   MassMutual Corporate Investors (the "Trust") is a closed-end, non-diversified investment company. Massachusetts Mutual Life Insurance Company ("MassMutual") acts as its investment adviser.

   The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust effective November 28, 1985.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Valuation of Investments:

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trustees. Each restricted security is valued by the Trustees as of the time of the acquisition thereof and quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; if it is a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; any changes in the financial condition and prospects of the issuers; the existence of merger proposals or tender offers affecting the issuers; and in addition any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel are relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust (otherwise than as Trustees) of MassMutual. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to make such reports to the Trust at least quarterly.

   The financial statements include restricted securities valued at $122,100,451 (72.44% of net assets) as of December 31, 1995 ($86,801,228 at December 31,
   1994) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1995, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at market and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.
--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATMENTS CONTINUED
--------------------------------------------------------------------------------
   B. Accounting for Investments:

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   The cost basis of debt securities is not adjusted for amortization of premium or accrual of discount since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   The Trust does not accrue income when payment is delinquent or when management believes payment is questionable.

   C. Use of Estimates:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. Federal Income Taxes:

   No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute such net gains.

   During the year ended December 31, 1995, net realized long-term capital gains for financial reporting purposes and federal income tax purposes are $5,671,090 and were retained by the Trust and taxed at the rate of 35% thereon.

3. Management Fee

   Under an investment services contract, MassMutual has agreed to invest for its general account concurrently with the Trust in each restricted security purchased by the Trust. MassMutual, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. MassMutual provides a continuing review of the investment operations of the Trust. MassMutual also provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   Under the investment services contract, as amended July 1, 1988, the Trust pays MassMutual a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1%, approximately equivalent to .25% on an annual basis.

   The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Corporate Bond Index over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the quarter ended December 31, 1995 was plus .0625%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------



4. Note Payable

   On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. The Note holder, at their option, can convert the principle amount of the Note into common shares. The dollar amount of principle converted would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

5. Purchases and Sales of Investments

                                                         For the       For the
                                                        year ended    year ended
                                                         12/31/95      12/31/94
                                                      ------------  ------------
                                                    Cost of Investments Acquired
                                                    ----------------------------

   Corporate restricted
    securities                                        $ 63,271,738  $ 23,121,640
   Corporate public securities                          55,424,224    52,613,297
   Short-term securities                               299,130,572   261,417,384

                                                   Proceeds from Sales or Maturities
                                                   ---------------------------------
   Corporate restricted
    securities                                        $ 42,811,069  $ 34,933,962
   Corporate public securities                          72,653,154    43,122,880
   Short-term securities                               300,950,880   261,515,438

   The aggregate cost of investments is the same for financial reporting and federal income tax purposes as of December 31, 1995. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1995 is $19,565,837 and consists of $30,335,970 appreciation and $10,770,133 depreciation.

   The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1994. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 1994 was $5,067,664 and consisted of $14,065,672 appreciation and $19,133,336 depreciation.

6. Quarterly Results of Investment Operations (Unaudited)

                                                     Per                           Per
                                    Amount          Share             Amount      Share
                                ---------------   --------          ---------  ---------
                                    March 31, 1995                     March 31, 1994
                                --------------------------          --------------------
   Investment income              3,623,939                         $ 3,370,804
   Net investment income          2,738,763          $ .64            2,444,990   $  .57
   Net realized and
    unrealized gain on
    investments                   5,667,087           1.33              392,059      .09
                                    June 30, 1995                      June 30, 1994
                                  ------------------------          --------------------

   Investment income              3,721,895                           3,355,273
   Net investment income          2,729,955            .64            2,427,481      .57
   Net realized and
    unrealized gain (loss) on
    investments                   4,705,181           3.45           (5,309,224)   (1.25)
                                  September 30, 1995                 September 30, 1994
                                  ------------------------          --------------------
   Investment income              3,857,326                           3,377,134
   Net investment income          2,873,688            .68            2,471,841      .59
   Net realized and
    unrealized gain on
    investments                   5,860,438           1.38            1,321,803      .31
                                  December 31, 1995                   December 31, 1994
                                  ------------------------          --------------------
   Investment income              3,844,975                         3,473,085
   Net investment income          2,835,245            .67          2,583,244        .60
   Net realized and
    unrealized gain (loss) on
    investments                   6,754,547           1.59         (2,885,371)      (.67)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors as of December 31, 1995 and 1994, including the schedule of investments as of December 31, 1995, and the related statements of operations, cash flows and changes in net assets for each of the years then ended, and the financial highlights for each of the nine years in the period ended December 31, 1995, the six month period ended December 31, 1986 and the year ended June 30, 1986. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 1995 and 1994, the results of its operations, its cash flows and the changes in its net assets for each of the years then ended, and the financial highlights for each of the nine years in the period ended December 31, 1995, the six month period ended December 31, 1986 and the year ended June 30, 1986, in conformity with generally accepted accounting principles.


                                       /S/ COOPERS & LYBRAND L.L.P.

Springfield, Massachusetts
January 31, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEMBERS OF THE BOARD OF TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Standing, left to right)
RICHARD G. DOOLEY
Retired Executive Vice President and Chief
Investment Officer of Massachusetts Mutual
Life Insurance Company

GARY E. WENDLANDT
Executive Vice President and Chief
Investment Officer of Massachusetts Mutual
Life Insurance Company

DONALD E. BENSON*
Executive Vice President and Director,
Marquette Bancshares Inc.

DONALD GLICKMAN
Chairman, Donald Glickman & Company, Inc.

(Seated, left to right)
MARSHALL D. BUTLER
Chairman and Chief Executive Officer,
AVX Corporation

MILTON COOPER
Chairman, Kimco Realty Corp.

(Inset, top to bottom)
MARTIN T. HART*
President and Director,
H Corporation

SUMNER L. FELDBERG
Chairman of the Board,
Waban, Inc.

*Member of the Audit Committee
--------------------------------------------------------------------------------

28